                                                                    EXHIBIT 10.6


                                   AGREEMENT
                                   ---------

     THIS AGREEMENT, made and entered into this 17th day of August 1994 by and between Miles Inc., a corporation of Indiana, having a place of business at 1127 Myrtle Street, Elkhart, Indiana 46514 (hereinafter called "Miles"), and LXN Corporation, a Delaware corporation having its principal place of business at 8 Pasteur, Suite 110, Irvine, CA 92718 (hereinafter called "LXN").


                                  WITNESSETH:
                                  -----------


     WHEREAS, Miles is the owner of certain patent rights relating to a composition, method and test device for the determination of fructosamines and is willing to grant a license thereunder to LXN;


     WHEREAS, LXN is desirous of obtaining a license under said patent rights of Miles;


     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                            ARTICLE 1: DEFINITIONS
                            ----------------------


     For the purpose of this Agreement the following definitions shall apply:


     1.1 "Licensed Product" is defined as a product or method whose manufacture, use or sale is covered by one or more claims of the Patent Rights.

     1.2 "Net Proceeds of Sales" is defined as the gross invoiced price (or in the case of sales-type lease contracts, the total stream of payments from the third party to LXN or the Affiliate in question)of Licensed Products sold by LXN or any of its Affiliates to any third party (i.e., a party other than LXN or any of its Affiliates), less trade and cash discounts, credits for returned goods, packaging costs, insurance costs, transportation charges, selling commissions by reseller or trading agents, and duties and taxes based directly on the sales, to the extent that these items are included in the invoiced price. In the event that Licensed Products are sold to a third party together with other goods and/or services as part of a package or system, the gross invoiced price of Licensed Products shall be deemed to be that proportion of the gross invoiced price of the entire package or system that is equal to the proportion that LXN's or such Affiliate's average selling price of such Licensed Products bears to the average selling price of all goods and services contained in the entire package or system.


     1.3 "Affiliate" is defined as corporation, partnership, or other business organization which controls, is directly or indirectly controlled by, or is under common control with LXN. Control shall mean the direct or indirect holding of forty nine percent (49%) or more of the voting stock or ownership interest.


     1.4 "Test" is defined as one or more compositions of one or more chemicals, or a device or kit containing such chemicals, for the quantitative or qualitative determination of a specific constituent in a test medium yielding a single patient result for fructosamine or other analytes in a serum or whole blood test medium or for the determination of a specific physical or chemical condition of a test medium, such as the effect of test medium on a specified enzyme or enzyme system.


      1.5 "Patent Rights" is defined as including patents, utility patents (Gebrauchsmusters), and applications therefor, as listed in Exhibit A, and the equivalent of any of such patents or applications therefor which are owned by Miles in any other countries. In the case of an application, any license granted shall include a license with respect to any patent which may issue on said application, as well as to divisions and continuations thereof, and, in the case of both future issuing patents and existing patents, to reissues, reexaminations or extensions thereof.


                    ARTICLE II: LICENSE AND OPTION GRANTED


      2.1 Miles hereby grants to LXN a worldwide, nonexclusive license under the Patent Rights, with the right to grant sublicenses only to LXN's Affiliates, to manufacture, have manufactured, use and/or sell any Licensed Product. Except as set forth in Paragraph 5.1, the license granted herein shall be nontransferable. LXN shall notify Miles of any sublicense granted to a LXN Affiliate.


     2.2 For the license granted in Paragraph 2.1 hereof LXN shall pay Miles a license activation fee of [***] of the license activation fee shall become due and payable to Miles on the effective date of this Agreement. The remaining [***]

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH SECURITIES AND EXCHANGE COMMISSION.

[***] of the license activation fee shall be due on the first (1st) anniversary thereof.

    2.3 In addition to the license activation fee specified in Paragraph 2.2 LXN shall pay Miles an ongoing royalty on its and its Affiliates' Net Proceeds of Sales to distributors or end users, as the case may be, in the following amount:

         Total Sales                   Payment- Lower of
         -----------                   ------------------
         (Millions)                    % or $.00 per test
         -----------                   ------------------
    $ [***]                              [***]
    $ [***]                              [***]
    $ [***]                              [***]
    $ [***]                              [***]
    $ [***]                              [***]



    2.4 In the event that a Licensed Product sold by LXN or its Affiliates incorporates more than one Test, the total royalty for said Licensed Product shall be the ongoing royalty multiplied by a factor corresponding to the number of Tests present in such Licensed Product and the number of Tests covered by the Patent Rights ("Covered Tests")that are present in such Licensed Product, as shown in the following table:

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     Total number of
     Tests                   [***]         [***]          [***]

     Applicable Factor
     for one Covered
     Test                    [***]         [***]          [***]

     Applicable Factor
     for two Covered
     Tests                   [***]         [***]          [***]


If the total number of Tests exceeds four (4), the parties shall negotiate in good faith the appropriate applicable factor(s). The applicable factor for a Licensed Product with greater than two Covered Tests per unit of Licensed Product shall be calculated as the number of Covered Tests divided by the total number of Tests in the Licensed Product.


By way of illustration, a diagnostic device with multiple assay regions will be considered to have a Test for each assay region or regions designed for determination of a specific constituent in a test medium yielding a single patient result and for each specific physical or chemical condition of a test medium which is to be determined.


   2.5 In the event that LXN and/or its Affiliates sell Licensed Products to an independent third party under such third party's label, name and/or trademark (OEM supplied), then the ongoing royalty provided for in column 2 of the Table in Section 2.3 shall be the indicated percentage increased by a total of one (1%)


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

percent and shall be based on the amount of the transfer price to the third party rather than the Net Proceeds of Sales.


     2.6 LXN hereby gives Miles the right of first negotiation for the worldwide distribution of any fructosamine assay developed by LXN or its Affiliate. LXN shall notify Miles of the development of such assay on the date of application with the FDA for regulatory approval, or within ten (10)days thereafter. Miles shall have sixty (60)days from the date of receipt of such notice to negotiate with LXN for such distribution rights. Such negotiations shall be conducted in good faith by both parties.

          If Miles and LXN are unable to agree on distribution of any fructosamine assay developed by LXN or its Affiliate, LXN shall pay Miles a supplemental (i. e., additional) license activation fee of [***] within sixty
(60) days of the first sale of any fructosamine assay developed by LXN or its Affiliate, either directly or through a third party.


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   ARTICLE III: REPORTS, PAYMENTS AND RECORDS
                  ------------------------------------------

      3.1 Within sixty (60) days after the end of each calendar half-year in which a Licensed Product is hereafter sold, LXN shall deliver to Miles a written report setting forth the Net Proceeds of Sales of Licensed Products (transfer price under Paragraph 2.5) during such half-year period. Each such report shall include a computation of the royalty due on the sales reported and shall be accompanied by a payment of the amount of the royalty shown thereon to be due. LXN shall notify Miles if no Licensed Product is sold by it or an Affiliate during a calendar half-year.


     3.2 LXN guarantees payment of all amounts due hereunder on sales by its Affiliates to the extent of payment permitted by local law. In the event that withholding or other tax is specifically imposed on a royalty payment due hereunder, the amount of royalty payable shall be the amount due less the amount of such tax actually paid.


     3.3 LXN shall keep complete and accurate books and records in accordance with generally accepted accounting principles showing LXN's and its Affiliate's sales of Licensed Products in sufficient detail to enable royalties payable hereunder to be determined and shall permit such books and records to be inspected at Miles' expense, on a confidential basis, not more often than once each year and during normal business hours, by an independent certified public accountant, selected by Miles, and acceptable to LXN, for the purpose of verifying the reports and payments provided in this Agreement. The inspection shall cover such books and records for no more than the five (5)years immediately proceeding the inspection, and the accountant shall not disclose to Miles any information other than that relating solely to the accuracy of the reports and payments, and in no event are quantities or prices to individual customers to be disclosed by the accountant.


     3.4 Only one ongoing royalty under Paragraph 2.3 (modified, as applicable, by Paragraphs 2.4 and 2.5)shall be due on the sale of Licensed Product irrespective of the number of patents or patent claims in the Patent Rights covering such Licensed Product.


     3.5 All amounts payable hereunder shall be payable in U. S. Dollars. All royalty due for sales in countries foreign to the United States shall be converted (for the purpose of calculation only)into equivalent United States funds at the exchange rate published in the Wall Street Journal at the close of business on the last business day of the reporting period.

     3.6 Miles shall not disclose LXN's sales figures to any third party with the exception of Miles' parent company, Bayer AG.

                       ARTICLE IV: TERM  AND TERMINATION
                       ---------------------------------

      4.1 The provisions of this Agreement shall continue for the life of each patent and patent application included in the Patent Rights, on a country-by-country basis, unless sooner terminated as provided in this Agreement.


      4.2 Miles shall have the right to terminate this Agreement and/or any license granted by it hereunder in the event of a material breach of any of the covenants hereof by LXN upon sixty (60)days written notice to LXN setting forth such deficiency; and this Agreement and/or any such license shall, upon expiration of the sixty (60)day notice period, become terminated unless LXN shall, in the interim, cure such deficiency. Such termination shall not affect the right of Miles to take any other legal action available to it.


      4.3 No failure or omission by LXN in the performance of any obligation hereunder shall create any liability for damages or a right to cancel this Agreement if the same arises for any cause beyond the control of LXN which is in the nature of a force majeure, e. g., acts of God, fires, floods, riots, wars, lockouts, labor or employment difficulties, epidemics, embargoes, governmental action, or inability to procure raw materials or fuel.

                             ARTICLE V.  ASSIGNMENT
                             ----------------------

     5.1 Neither this Agreement nor any interest therein may be assigned, in whole or in part, by LXN without the prior written consent of Miles, except that without securing such prior written consent LXN may assign this Agreement to a successor of substantially all of its business and assets to which this Agreement pertains, provided, however, that no assignment shall be binding and valid until and unless the assignee shall have assumed in writing all of the duties and obligation of LXN. Subject to the foregoing, this Agreement shall extend to and be binding upon the successors and permitted assigns of the parties hereto.


                          ARTICLE VI: INTERPRETATIONS
                          ---------------------------

     6.1 This Agreement shall be interpreted in accordance with the Laws of the State of Indiana. The English language employed herein shall be controlling and this Agreement shall be deemed to have been executed at Elkhart, Indiana, United States of America.


                        ARTICLE VII: GENERAL PROVISIONS
                        -------------------------------

     7.1 This Agreement cannot be modified, changed or discharged except by an instrument in writing signed by a duly authorized officer or representative of both parties hereto.

     7.2 No waiver of any default, condition, or breach of this Agreement shall be deemed to imply or constitute a waiver of any other similar default, condition, provision or breach of this Agreement.


     7.3 If Miles hereafter grants any license under the Patent Rights coextensive with the license herein contained, covering substantially the same assay as that licensed to LXN under this Agreement, on pecuniary terms more favorable to the licensee than those set forth herein, LXN shall be entitled, upon demand made within thirty (30) days after receiving actual notice thereof, to the benefit of such more favorable terms with respect to the licensed rights under this Agreement prospectively only and as and from the date such more favorable terms were made effective under such other license; provided, however, that LXN shall not be entitled to demand and receive such more favorable terms without accepting any less favorable terms that may have accompanied such more favorable terms; provided further, that Miles may assign a fair value to any rights or patents received as consideration in whole or in part for any such other license; and provided, still further, that the provisions of this Paragraph shall not apply to any action by Miles taken at the order of any agency of the United States Government.

                             ARTICLE VIII: NOTICES
                             ---------------------


     8.1 For purposes of all provisions of this Agreement requiring the giving of notice by either party to the other, notice shall be deemed to have been given when mailed by certified mail, postage prepaid, and sent to the following addresses or to such other addresses as are subsequently given in writing:


          To Miles:
          ---------

               Miles Inc.
               P.O. Box 40
               Elkhart, Indiana 46515

               Attn: Patent Counsel


          To LXN:
          -------

               LXN Corporation
               8 Pasteur
               Suite 110
               Irvine, CA 92718

               Attn: John F. Burd, Ph.D.

                  ARTICLE IX: REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

     9.1 Miles hereby represents and warrants that it is a corporation duly organized under the laws of Indiana, that it has taken all action, corporate and otherwise, as is necessary to lawfully enter into this Agreement and to effect the transactions set forth in and contemplated by this Agreement, that it owns all of the Patent Rights and has all rights necessary to grant the license described in Article II hereof under the terms contained herein, and that, to the best of Miles' knowledge, no foreign equivalents of the Patent Rights owned by Miles (except those set forth in Exhibit A) are in effect.


     9.2 LXN hereby represents and warrants that it is a corporation duly organized under the laws of Delaware and that it has taken all action, corporate and otherwise, as is necessary to lawfully enter into this Agreement and to effect the transactions set forth in and contemplated by this Agreement.


     9.3 Nothing in this Agreement shall be construed as:

         (a) A warranty or representation by Miles as to the scope or validity of any claim or patent in Patent Rights;

         (b) A warranty or representation by Miles that any product made, used, or sold by LXN under any license granted hereunder is or will be free from infringement of patents of any third parties;

         (c) An obligation or requirement on the part of Miles to file or prosecute any patent application or to secure or maintain any patent in Patent Rights;

         (d) An obligation or requirement on the part of Miles to bring or prosecute any action or suit against other parties for infringement of any patent in Patent Rights;

         (e) Conferring a right on LXN or its sublicensed Affiliates to use in advertising, publicity, or any other manner any trademark or trade name of Miles without specific written consent; or

         (f) A warranty or representation by Miles that any product sold or service performed by LXN or its sublicensed Affiliates, whether covered by Patent Rights or not, is efficacious, safe, or in compliance with any law or regulation.


    9.4 Miles represents that it will make appropriate technical personnel available for a one (1) day meeting in Elkhart, Indiana, to review the technology involved in the Patent Rights and discuss ways of facilitating its use by LXN. LXN shall provide Miles with no less than fourteen (14) days notice of the date for such a meeting.


    9.5 Miles represents that it will contact any nonlicensed infringer of the Patent Rights and seek to have the infringer take a license.

                          ARTICLE X: ENTIRE AGREEMENT
                          ---------------------------


    10.1 This Agreement supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties or any officials or representatives thereof, with respect to said subject matter and shall not be altered or modified except in writing duly executed by both parties hereto.


    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their proper officers duly authorized.


LXN CORPORATION                                MILES INC.


/s/ President of LXN                           /s/ A.R. WYNN
-----------------------                        ------------------------
By                                             By


President                                      SENIOR VICE-PRESIDENT
-----------------------                        ------------------------
Title                                          Title

                                                                       EXHIBIT A

                              (Application No.)
Country                       Patent No.                        Expires
-------                       ----------                        -------
Canada                        [***]

France                        [***]                             20 October 2010

Germany                       [***]                             20 October 2010

Great Britain                 [***]                             20 October 2010

Italy                         [***]                             20 October 2010

United States                 [***]                            11 September 2007


[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.